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                                                                   EXHIBIT 32.2

                               CERTIFICATE OF THE
                           CHIEF FINANCIAL OFFICER OF
                             TOWER AUTOMOTIVE, INC.

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.
1350):

         I, James A. Mallak, Chief Financial Officer of Tower Automotive, Inc., certify, to the best of my knowledge and belief, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) that:

         (1) The annual report on Form 10-K for the annual period ended December 31, 2003, which this statement accompanies, fully complies with requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and;

         (2) The information contained in this annual report on Form 10-K for the annual period ended December 31, 2003, fairly presents, in all material respects, the financial condition and results of operations of Tower Automotive, Inc.


                                        TOWER AUTOMOTIVE, INC.


Date: March 5, 2004                  By: /s/ James A. Mallak
                                         ---------------------------------------
                                         James A. Mallak
                                     Its: Chief Financial Officer and Treasurer



A signed original of this written statement required by Section 906 has been provided to Tower Automotive, Inc. and will be retained by Tower Automotive, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.